Exhibit 99.1

FOR IMMEDIATE RELEASE

Skillsoft Commences Incremental Term Loan Syndication to Fund Codecademy Acquisition

Transaction Expected to Close in April 2022

Raises FY 2022 Outlook

BOSTON – March 15, 2022 – Skillsoft Corp. (NYSE: SKIL) (“Skillsoft” or the “Company”), a global leader in corporate digital learning, today commenced a $160 million senior secured incremental term loan B facility syndication. This facility will be used to finance a portion of the cash consideration of Skillsoft’s pending acquisition of Codecademy, a leading online learning platform for technical skills.

Codecademy’s innovative and popular learning platform has provided high-demand technical skills to approximately 40 million registered learners in nearly every country worldwide. The platform offers interactive, self-paced courses and hands-on learning in 14 programming languages across multiple domains such as application development, data science, cloud and cybersecurity. The combination of Codecademy with Skillsoft’s existing technical skills offering is expected to create a leader in the high-demand, high-growth Technology & Developer digital learning segment.

As previously announced, the acquisition is expected to be significantly accretive to Skillsoft’s bookings and revenue growth, and accretive to gross margin upon closing. Skillsoft expects revenue synergies primarily from cross-selling Codecademy’s products to Skillsoft’s large enterprise customer base, and that the acquisition will be accretive to Skillsoft’s EBITDA over the long term.

Updated Full Year Fiscal 2022 Outlook (fiscal year ended January 31, 2022)

	Previous Outlook	Updated Outlook
Bookings	$700 million to $720 million	$716 million to $721 million
Adjusted Revenue	$685 million to $700 million	$693 million to $698 million
Adjusted EBITDA	Approximately $165 million	Approximately $167 million

The Company will provide its fiscal year 2023 outlook when it reports its fourth quarter and full fiscal year 2022 results on April 6, 2022.

The transaction is subject to approval by Skillsoft shareholders and the satisfaction of customary closing conditions. Additional information is available in a Definitive Proxy Statement filed with U.S. Securities and Exchange Commission on February 28, 2022.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Codecademy by the Company. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, the Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed or otherwise provided to its shareholders a proxy statement regarding the proposed transaction. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement that has been filed or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Company’s proxy statement. Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website at https://investor.skillsoft.com/ copies of materials it files with, or furnishes to, the SEC.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s Report on Form 8-K and Form 8-K/A filed on June 17, 2021. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the Company’s Form 8-K filed on June 17, 2021, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction has been included in the proxy statement relating to the proposed transaction filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the Company’s website at https://investor.skillsoft.com/.

Non-GAAP Financial Measures and Key Performance Metrics

We track several non-GAAP financial measures and key performance metrics that we believe are key financial measures of our success. Non-GAAP measures and key performance metrics are frequently used by securities analysts, investors, and other interested parties in their evaluation of companies comparable to us, many of which present non-GAAP measures and key performance metrics when reporting their results. These measures can be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of U.S. GAAP financial disclosures. For example, a company with higher U.S. GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, excluding the effects of interest income and expense moderates the impact of a company’s capital structure on its performance. However, non-GAAP measures and key performance metrics have limitations as analytical tools. Because not all companies use identical calculations, our presentation of non-GAAP financial measures and key performance metrics may not be comparable to other similarly titled measures of other companies. They are not presentations made in accordance with U.S. GAAP, are not measures of financial condition or liquidity, and should not be considered as an alternative to profit or loss for the period determined in accordance with U.S. GAAP or operating cash flows determined in accordance with U.S. GAAP. As a result, these performance measures should not be considered in isolation from, or as a substitute analysis for, results of operations as determined in accordance with U.S. GAAP.

We do not reconcile the forward-looking non-GAAP financial contained in the “Updated Full Year Fiscal 2022 Outlook” in this press release measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections, certain information not being ascertainable or accessible, and because not all of the information necessary for a quantitative reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information. We provide non-GAAP financial measures that we believe will be achieved, however we cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non-GAAP measures.

Forward Looking Statements

This document includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations, the timing and occurrence of the closing of the transaction, anticipated transaction benefits, and our updated full year fiscal 2022 outlook including bookings, adjusted revenue, and adjusted EBITDA. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as our outlook, our product development and planning, our pipeline, future capital expenditures, financial results, the impact of regulatory changes, existing and evolving business strategies and acquisitions and dispositions, demand for our services and competitive strengths, goals, the benefits of new initiatives, growth of our business and operations, our ability to successfully implement our plans, strategies, objectives, expectations and intentions are forward-looking statements. Also, when we use words such as “may,” “will,” “would,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “projects,” “forecasts,” “seeks,” “outlook,” “target,” goals,” “probably,” or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of Skillsoft’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward-looking statements contained in this document, including:

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;
•	the impact of the ongoing COVID-19 pandemic (including any variant) on our business, operating results and financial condition;
•	fluctuations in our future operating results;
•	our ability to successfully identify, consummate and achieve strategic objectives in connection with our acquisition opportunities and realize the benefits expected from the acquisition;
•	the demand for, and acceptance of, our products and for cloud-based technology learning solutions in general;
•	our ability to compete successfully in competitive markets and changes in the competitive environment in our industry and the markets in which we operate;
•	our ability to market existing products and develop new products;
•	a failure of our information technology infrastructure or any significant breach of security, including in relation to the migration of our key platforms from our systems to cloud storage;
•	future regulatory, judicial and legislative changes in our industry;
•	our ability to comply with laws and regulations applicable to our business;
•	the impact of natural disasters, public health crises, political crises, or other catastrophic events;
•	our ability to attract and retain key employees and qualified technical and sales personnel;
•	fluctuations in foreign currency exchange rates;
•	our ability to protect or obtain intellectual property rights;
•	our ability to raise additional capital;

•	the impact of our indebtedness on our financial position and operating flexibility;
•	our ability to meet future liquidity requirements and comply with restrictive covenants related to long-term indebtedness;
•	our ability to successfully defend ourselves in legal proceedings; and
•	our ability to continue to meet applicable listing standards.

Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction between Skillsoft and Codecademy include, but are not limited to:

•	our ability to timely satisfy the conditions to the closing of the transaction contemplated in the definitive agreement;
•	our ability to obtain financing for the cash consideration required to complete the transaction;
•	occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement;
•	the possibility that the consummation of the acquisition is delayed or does not occur, including the failure to obtain stockholder approval of the transaction;
•	our ability to realize the benefits from the acquisition;
•	our ability to effectively and timely incorporate the acquired business into our business operations;
•	risks that the acquisition and other transactions contemplated by the definitive agreement disrupt current plans and operations that may harm the parties’ current businesses;
•	the amount of any costs, fees, expenses, impairments and charges related to the acquisition; and
•	uncertainty as to the effects of the announcement or pendency of the acquisition on the market price of the Company’s common stock and/or on the parties’ respective financial performance.

The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see the risk factors included in the Company’s Amendment No. 1 to its Registration Statement on Form S-1 declared effective by the SEC on July 29, 2021, and subsequent filings with the SEC.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Additionally, statements as to market share, industry data and our market position are based on the most currently available data available to us and our estimates regarding market position or other industry data included in this document or otherwise discussed by us involve risks and uncertainties and are subject to change based on various factors, including as set forth above.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless required by applicable law. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

About Skillsoft

Skillsoft (NYSE: SKIL) is a global leader in corporate digital learning, focused on transforming today’s workforce for tomorrow’s economy. The Company provides enterprise learning solutions designed to prepare organizations for the future of work, overcome critical skill gaps, drive demonstrable behavior-change, and unlock the potential in their people. Skillsoft offers a comprehensive suite of premium, original, and authorized partner content, including one of the broadest and deepest libraries of leadership & business skills, technology & developer, and compliance curricula. With access to a broad spectrum of learning options (including video, audio, books, bootcamps, live events, and practice labs), organizations can meaningfully increase learner engagement and retention. Skillsoft’s offerings are delivered through Percipio, its award-winning, AI-driven, immersive learning platform purpose built to make learning easier, more accessible, and more effective. Learn more at www.skillsoft.com.

Investors

Eric Boyer

eric.boyer@skillsoft.com

Media

Nancy Coleman

nancy.coleman@skillsoft.com